UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2012

ARC Wireless Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Utah

(State or other jurisdiction of incorporation)

000-18122	87-0454148
(Commission File Number)	(IRS Employer Identification No.)

6330 North Washington Street, Suite 13 Denver, Colorado	80216-1146
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-467-5236

Former Name or Former Address, if Changed Since Last Report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:	Entry into a Material Definitive Agreement.

Amendment to AFT Acquisition Agreement

On April 6, 2012, ARC Wireless Solutions, Inc. (the “Company”) entered into a Purchase Agreement (the “AFT Acquisition Agreement”) with Precision Castparts Corp. (“PCC”) and AFT Europa KFT (“AFTE,” and together with PCC, the “Sellers”). The AFT Acquisition is described in Item 1.01 of Form 8-K, as filed with the U.S. Securities & Exchange Commission on April 12, 2012, which is incorporated herein by reference thereto (such acquisition is referred to herein as the “AFT Acquisition”).

The AFT Acquisition Agreement provided that such agreement may be terminated under certain conditions, including if the closing has not occurred by June 25, 2012 (but this right is not available to any party whose failure to fulfill any obligation under the AFT Acquisition Agreement is the cause for the closing not to have occurred). On June 25, 2012 the Sellers and the Company entered into the First Amendment to the AFT Acquisition Agreement, pursuant to which they have changed the date on which the AFT Acquisition Agreement becomes terminable from June 25, 2012 to August 6, 2012. On July 13, 2012 the Sellers and the Company entered into a Second Amendment to the AFT Acquisition Agreement, pursuant to which the date the AFT Acquisition Agreement becomes terminable was extended to August 8, 2012.

Acquisition of Quadrant Metals Technologies LLC

On April 6, 2012, the Company entered into a Membership Interest Purchase Agreement (the “QMT Acquisition Agreement”) with Quadrant Management, Inc. (“Quadrant”), Quadrant Metals Technologies, LLC (“QMT”), and certain other sellers. The QMT Acquisition Agreement provides for an acquisition which is described in Item 1.01 of Form 8-K, as filed with the U.S. Securities & Exchange Commission on April 12, 2012, which is incorporated herein by reference thereto (such acquisition is referred to herein as the “QMT Acquisition”).

On June 25, 2012 the Company and Quadrant Metals Technologies, LLC, acting on behalf of Quadrant Management, Inc., QMP Holding Corp., QTS Holding Corporation, John Schoemer, Arlan Clayton, Robert Marten, QMT and Carret P.T., LP, entered into a Waiver to the QMT Acquisition Agreement, pursuant to which parties thereto have delayed the date by which the QMT Acquisition Agreement becomes terminable from June 25, 2012 to August 6, 2012. On July 13, 2012 the parties thereto entered into a Second Waiver to the QMT Acquisition Agreement, pursuant to which parties thereto have delayed the date by which the QMT Acquisition Agreement becomes terminable to August 8, 2012.

Item 8.01:	Other Events.

Definitive Proxy Statement

On July 16, 2012, the Company filed a Definitive Proxy Statement with the U.S. Securities and Exchange Commission (the “Definitive Proxy Statement”). The Definitive Proxy Statement revises the Preliminary Proxy Statement filed on April 13, 2012, as amended on July 3, 2012, responsive to comments from the U.S. Securities & Exchange Commission.

The Company will hold its Annual Meeting of shareholders on August 7, 2012 to vote on the proposals set forth in the Definitive Proxy Statement. Only shareholders of record as of the close of business on July 17, 2012 shall be entitled to vote at the Company’s Annual Meeting of shareholders.

Press Release

On July 16, 2012, the Company issued a press release, attached hereto as Exhibit 99.1.

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Item 9.01:	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit.

Exhibit 99.1	Press Release dated July 16, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC Wireless Solutions, Inc.
(Registrant)

Date: July 16, 2012	By:	/s/ Theodore Deinard
Name: Theodore Deinard
Title: Interim Chief Executive Officer

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